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                                                                    Exhibit 10.2

                                    FORM OF
                               REVOLVING LOAN NOTE

                                                             Rochester, New York
                                                                  March 17, 2004

     FOR VALUE RECEIVED, the undersigned, AMERICAN ROCK SALT COMPANY LLC, a New York limited liability company (the "Borrower"), hereby unconditionally promises
to pay to the order of [               ] (a "Lender"), under the Credit
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Agreement dated as of March 17, 2004 among the Borrower, the lenders parties thereto and MANUFACTURERS AND TRADERS TRUST COMPANY (the "Agent"), as agent for such lender parties, including without limitation the Lender (as the same may be amended, supplemented, terminated or otherwise modified from time to time, the "Credit Agreement"), at the offices of the Agent, at One M&T Plaza, Buffalo, New York 14240, the lesser of either the principal sum of
[                         ] DOLLARS ($[            ]) or the aggregate unpaid
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principal amount of all Revolving Loans (as defined in the Credit Agreement)
made to the Borrower by this Lender pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and payable on the dates determined pursuant to the Credit Agreement. Principal and interest shall be payable on the dates and in the amounts set forth in Section
5.3 of the Credit Agreement. All outstanding principal and accrued and unpaid interest shall be due and payable in full on the earlier of the "Revolving Credit Termination Date" or the "Revolving Credit Maturity Date" (as such terms are defined in the Credit Agreement).

     The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates determined as set forth in the Credit Agreement.

     The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedules attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation of any error in such a notation shall not affect the obligations of the Borrower under the Credit Agreement or this Note.

     This Note is one of the Revolving Loan Notes referred to in the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. The obligations of the Borrower hereunder are secured and

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guaranteed as provided pursuant to the Credit Agreement. This Note shall be construed in accordance with and governed by the laws of the State of New York and any applicable laws of the United States of America.

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

                                        AMERICAN ROCK SALT COMPANY LLC


                                        By:
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                                            Name:
                                                  ------------------------------
                                            Title:
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